UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 23, 2018

DPW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663
 (Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amended Current Report”) amends the Current Report on Form 8-K of DPW Holdings, Inc. originally filed with the Securities and Exchange Commission on August 1, 2018 (the “Prior Filing”).

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing other than correct an error in the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2017 and the three months ended March 31, 2018. The Company had omitted preferred dividends on its unaudited pro forma condensed combined statements of income and comprehensive loss for the year ended December 31, 2017 which created mathematical errors in the statement and has provided additional disclosures relating to the Company’s May 15, 2018 10% Convertible Note Financing on the unaudited pro forma condensed combined balance sheet as of March 31, 2018.

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Enertec Management Ltd.

As previously reported in a Current Report on Form 8-K filed by DPW Holdings, Inc. (the “Company”) on January 2, 2018, Coolisys Technologies Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Coolisys”), entered into a Share Purchase Agreement dated December 31, 2017 (the “Enertec Agreement”) with Micronet Enertec Technologies, Inc., a Delaware corporation (“MICT”), Enertec Management Ltd., an Israeli corporation and wholly owned subsidiary of MICT (“EML” and, together with MICT, the “Seller Parties”), and Enertec Systems 2001 Ltd., an Israeli corporation and wholly owned subsidiary of EML (“Enertec”).  On May 23, 2018, as previously reported in a Current Report on Form 8-K filed by the Company on May 23, 2018, Coolisys acquired Enertec subject to the terms and conditions set forth in the Enertec Agreement (the “Acquisition”) for an aggregate purchase price of $5,250,000, which includes a deduction of (i) a closing debt of $288,439 in excess of the Allowed Company Debt to be assumed by the Company (as defined in the Enertec Agreement) of $4,000,000 and (ii) $189,041 in Intercompany Accounts (as defined in the Enertec Agreement) for a total cash payment of $4,772,520.

At the closing of the Acquisition (the “Closing”), the Company, Coolisys, Enertec, MICT and David Lucatz, Chairman, President and Chief Executive Officer of MICT, entered into a three year consulting agreement (the “Consulting Agreement”) pursuant to which MICT, through Mr. Lucatz, shall provide certain services to Enertec in consideration of (i) an annual fee of $150,000 and (ii) an aggregate of 150,000 restricted shares of the Company’s Class A common stock (the “Restricted Shares”), of which 50,000 vests one day following the Closing (the “Grant Date”), 50,000 vests one year following the Grant Date, and 50,000 vests two years following the Grant Date.  The issuance of the restricted shares is subject to the approval of the NYSE American.

The foregoing descriptions of the Enertec Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Enertec Agreement and the form of Consulting Agreement which are annexed hereto as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The Enertec Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Coolisys, Enertec, EML or MICT.  The Enertec Agreement contains representations and warranties that the parties to the Enertec Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Enertec Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Item 7.01 Regulation FD Disclosure.

On May 23, 2018, the Company issued a press release announcing that it had closed the Acquisition, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits and Financial Statements.

(a)	Financial statements of business acquired

The audited financial statements of Enertec for its fiscal year ended December 31, 2017 and the unaudited financial statements for the three months ended March 31, 2018 are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K.

(b)	Pro forma financial information

Our unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2017 and the three months ended March 31, 2018 are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K, and are based on the historical financial statements of the Company and Enertec after giving effect to the Exchange.

(d)          Exhibits:

Exhibit Number	Description
2.1**	Share Purchase Agreement, dated as of December 31, 2017*
10.1**	Form of Consulting Agreement
23.1 *****	Consent of Independent Registered Public Accounting Firm, dated October 22, 2018
99.1***	Press Release issued by DPW Holdings, Inc. on May 23, 2018
99.2****	The audited financial statements of Enertec for its fiscal year ended December 31, 2017 and the unaudited financial statements for the three months ended March 31, 2018
99.3*****	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2017 and the three months ended March 31, 2018

* The exhibits and schedules to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

** Incorporated by reference to the Current Report on Form 8-K filed by the registrant on January 2, 2018.

*** Incorporated by reference to the Current Report on Form 8-K filed by the registrant on May 23, 2018.

**** Incorporated by reference to the Current Report on Form 8-K filed by the registrant on August 1, 2018.

***** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: October 22, 2018	/s/ William Horne
William Horne Chief Financial Officer